UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
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Jones Lang LaSalle Income Property Trust, Inc.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

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JONES LANG LASALLE INCOME PROPERTY TRUST, INC.
200 EAST RANDOLPH DRIVE
CHICAGO, ILLINOIS 60601

NOTICE TO STOCKHOLDERS OF ANNUAL MEETING TO BE HELD ON
MAY 7, 2013

Dear Stockholder:

    Jones Lang LaSalle Income Property Trust, Inc. (“Jones Lang LaSalle Income Property Trust”), a Maryland corporation, will hold its 2013 annual meeting of stockholders at 8:30 a.m. local time on Tuesday, May 7, 2013 at the executive offices of Jones Lang LaSalle Income Property Trust at 200 East Randolph Drive, Chicago, Illinois 60601. “We,” “our,” “us” and “our company” each refers to Jones Lang LaSalle Income Property Trust. The meeting will be held for the following purposes:

1.	to elect seven directors to our board of directors for the ensuing year;

2.	to amend our charter to comply with requests from certain state securities administrators;

3.	to ratify the appointment of KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2013; and

4.	to transact such other business as may properly come before the meeting and any adjourned session of the meeting.
Only stockholders of record at the close of business on March 27, 2013 (the “Record Date”) are entitled to notice of, and to vote at, the meeting and any adjournments or postponements thereof. This proxy statement and proxy card are being mailed to you on or about April 3, 2013.
By Order of the Board of Directors of Jones Lang LaSalle Income Property Trust, Inc.
/s/ GORDON G. REPP
Gordon G. Repp
Secretary
March 28, 2013
Your vote is important without regard to the number of shares you own on the Record Date. Although you are invited to attend the meeting and vote your shares in person, if you are unable to attend, you can authorize a proxy to vote your shares easily and quickly by mail or over the internet or by touch-tone telephone. In order to authorize your proxy by mail, please indicate your voting instructions on the enclosed proxy ballot, date and sign it, and return it in the envelope provided, which is addressed for your convenience and needs no postage if mailed in the United States. In order to authorize your proxy by touch-tone telephone or over the internet, follow the instructions on the enclosed proxy card.
If, after providing voting instructions, you later decide to change your vote, you may do so by (i) attending the meeting, including any adjournments or postponements thereof, revoking your proxy and voting your shares in person, or (ii) submitting a new proxy authorization by mail, via the internet or by touch-tone telephone. Your subsequent proxy authorization will supersede any proxy authorization you previously made.

i

JONES LANG LASALLE INCOME PROPERTY TRUST, INC.
200 EAST RANDOLPH DRIVE
CHICAGO, ILLINOIS 60601

PROXY STATEMENT FOR THE
ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 7, 2013

QUESTIONS AND ANSWERS ABOUT THIS PROXY MATERIAL AND VOTING
We are providing you with this proxy statement, which contains information about the items to be voted upon at the 2013 annual meeting of stockholders. To make this information easier to understand, we have presented the information below in a question and answer format. The words “we,” “our,” “us” and “our company” refer to Jones Lang LaSalle Income Property Trust, Inc. and its subsidiaries (“Jones Lang LaSalle Income Property Trust”). The terms “advisor” and “LaSalle” refer to LaSalle Investment Management, Inc., and the terms “sponsor” and “Jones Lang LaSalle” refer to Jones Lang LaSalle Incorporated.

When and where is the meeting?

The 2013 annual meeting of stockholders (the “Annual Meeting”) will be held on Tuesday, May 7, 2013, at 8:30 a.m. Central time at our executive offices, which are located at 200 East Randolph Drive, Chicago, Illinois 60601.
What is this document and why have I received it?
This proxy statement and the enclosed proxy card are being furnished to you, as a stockholder of Jones Lang LaSalle Income Property Trust, because our board of directors is soliciting your proxy to vote at the meeting. This proxy statement contains information that stockholders should consider before voting on the proposals to be presented at the meeting.
We intend to mail this proxy statement and accompanying proxy card on or about April 3, 2013 to all stockholders of record entitled to vote at the meeting.
What is to be considered at the meeting?
There are three proposals expected to be presented at the meeting:

1.	the election of seven directors to our board of directors for the ensuing year;

2.	the proposed amendment to our charter to comply with requests from certain state securities administrators; and

3.	the ratification of the appointment of KPMG LLP (“KPMG”), as our independent registered public accounting firm for the year ending December 31, 2013.
How is this solicitation being made?
This solicitation is being made primarily by the mailing of these proxy materials. Supplemental solicitations may be made by mail or telephone by our officers and representatives, who will receive no extra compensation for their services. The expenses in connection with this solicitation, including preparing and mailing these proxy materials, will be borne by us. We will reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of our common stock, $0.01 par value per share. We have hired Boston Financial Data Services (“Boston”) to assist us in the distribution of our proxy materials (but not for the solicitation of proxy votes). We will pay Boston customary fees and expenses for these services. We do not currently anticipate engaging a professional proxy solicitation firm to assist in the solicitation of proxies.
Upon request, we will also reimburse brokerage houses and other custodians, nominees and fiduciaries for forwarding proxy and solicitation materials to stockholders.
Why are you proposing to amend your charter?
In connection with our continuous public offering of up to $3 billion in any combination of Class A and Class M shares, we have received requests from certain state securities administrators to make certain revisions to our charter that was approved at the 2012 annual meeting of stockholders. Specifically, these administrators have requested that that we remove language in Sections 9.2 and 9.3 of the charter that would have caused these provisions, which limit our ability to make certain types of investments, to become inoperative in the event we list our shares of common stock on a national securities exchange. The proposed amendment to our charter is designed to satisfy the request of these administrators in order to facilitate the registration process in their respective jurisdictions. The full text of the amendment to our charter is included as Annex A to this proxy statement.

Where can I get more information about Jones Lang LaSalle Income Property Trust?
In connection with this solicitation, we have provided you with an annual report that contains our audited financial statements. We also file reports and other documents, including this proxy statement, with the Securities and Exchange Commission (the “SEC”). You can view these documents at the SEC’s website, www.sec.gov. You can also find more information on our website, www.JLLIPT.com.
Will my vote make a difference?
Yes. Your vote is needed to ensure that the proposals can be acted upon. YOUR VOTE IS VERY IMPORTANT! Your immediate response will help avoid potential delays and may save us significant additional expenses associated with soliciting stockholder votes. We encourage you to participate in the governance of our company.

What are the voting rights and quorum requirements?
Holders of record of our shares as of the close of business on March 27, 2013 (the “Record Date”) will be entitled to vote at the Annual Meeting. As of the close of business on March 27, 2013, there were 26,444,843, 5,738,316 and 989,247 shares of Class E, Class A and Class M common stock outstanding, respectively. You are entitled to one vote for each share you held as of the Record Date.
The presence, either in person or by proxy, of at least a majority of the shares entitled to vote at the Annual Meeting on any matter will constitute a quorum. If a quorum is not present at the Annual Meeting, or if a quorum is present but sufficient votes to approve a proposal are not received, the chairman of the Annual Meeting may adjourn the Annual Meeting from time to time to a date not more than 120 days from the original Record Date for the Annual Meeting to permit further solicitation of proxies.
What is the voting requirement to approve each of the proposals?
The election of each nominee for director requires the approval of a majority of the shares represented in person or by proxy at the Annual Meeting in person or by proxy. Any shares not voted (whether by abstention, broker non-vote or otherwise) will have the effect of votes against the election of nominees to our board of directors. If an incumbent nominee for the board of directors fails to receive the required number of votes for re-election, then under Maryland law, he or she will continue to serve as a “holdover” director until his or her successor is duly elected and qualifies.

Approval of the proposed amendment to our charter requires the affirmative vote of holders of at least a majority of the issued and outstanding shares of common stock. Any shares not voted (whether by abstention, broker non-vote or otherwise) will have the effect of votes against the proposed amendment to our charter.

The ratification of KPMG as our independent registered public accounting firm for the year ended December 31, 2013 requires the affirmative vote of at least a majority of all votes cast at the Annual Meeting in person or by proxy. Any shares not voted (whether by abstention, broker non-vote or otherwise) will have no impact on the vote.
How do I vote if I am a registered stockholder?
If you are a registered stockholder (that is, if your shares are registered on our records in your name and not in the name of your broker or nominee), you may vote in person by attending the Annual Meeting at our offices listed above. If you intend to vote in person at the Annual Meeting, you must bring a valid government-issued photo identification, such as a driver’s license or a passport. Additionally, you may use any of the following three options for authorizing a proxy to vote your shares prior to the Annual Meeting:

1.	via the internet by going to www.eproxyvote.com/JLL and following the on-screen directions;

2.	by phone by calling the number listed on the proxy card and following the instructions; or

3.	by mail by marking, signing, dating and returning the enclosed proxy card.
If you authorize a proxy by telephone or internet, you do not need to mail your proxy card. See the attached proxy card for more instructions on how to vote your shares.
All proxies that are properly executed and received by our Secretary prior to the Annual Meeting, and are not revoked, will be voted at the Annual Meeting. Shares represented by properly executed proxies will be voted in accordance with the instructions on those proxies. If no specification is made on a properly executed proxy, it will be voted FOR the election of each of the nominees set forth in Proposal No. 1, FOR the amendment to our charter set forth in Proposal No. 2, and FOR the ratification of the appointment of KPMG as our independent registered public accounting firm as set forth in Proposal No. 3.
Even if you plan to attend the Annual Meeting in person, we urge you to return your proxy card or submit a proxy by telephone or via the internet to assure the representation of your shares at the Annual Meeting.
How do I vote if I hold my shares in “street name”?
If your shares are held by your bank or broker as your nominee (in “street name”), you should receive a proxy or voting instruction form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares.
If your shares are held in street name and you wish to attend the Annual Meeting and/or vote in person, you must bring your broker or bank voting instruction card and a proxy, executed in your favor, from the record holder of your shares. In addition, you must bring a valid government-issued photo identification, such as a driver’s license or a passport.
How is quorum determined?
For the purpose of determining whether a quorum is present at the Annual Meeting, we will count shares represented in person or by properly executed proxy. We will treat shares which abstain from voting as to a particular matter and broker non-votes (defined below) as shares that are present at the Annual Meeting for purposes of determining whether a quorum exists, but we will not count them as votes cast on such matter. A “broker non-vote” occurs when a broker does not vote on a matter on the proxy card because the broker does not have discretionary voting power for that particular matter and has not received voting instructions from the beneficial owner.
How does the Board recommend that I vote?
Our Board recommends that you vote your shares as follows:

•	FOR the election of each of the seven nominees to our board of directors;

•	FOR the approval of the amendment to our charter; and

•	FOR the ratification of the appointment of KPMG as our independent registered public accounting firm for the year ended December 31, 2013.
Can I change my vote after submitting my proxy?
You may revoke a previously submitted proxy at any time prior to the Annual Meeting in any of three ways:

1.
Submitting a written notice of revocation to the Secretary of Jones Lang LaSalle Income Property Trust, c/o Stockholder Services, 200 East Randolph Drive, Chicago, Illinois 60601, which must be received prior to the Annual Meeting, must be signed and must include your name and account number;

2.	Submitting another proxy with a later date if received prior to the Annual Meeting; or

3.	Attending the Annual Meeting and voting in person.
If we receive your proxy authorization by telephone or over the internet, we will use procedures reasonably designed to authenticate your identity, to allow you to authorize the voting of your shares in accordance with your instructions, and to confirm that your instructions have been properly recorded. Proxies authorized by telephone or via the internet may be revoked at any time before they are voted in the same manner that proxies authorized by mail may be revoked.
If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank.
Where can I find the voting results of the Annual Meeting?
We intend to announce preliminary voting results at the Annual Meeting and then disclose the final results in a Current Report on Form 8-K filed with the SEC within four business days after the date of the Annual Meeting.
How can I get additional copies of this proxy statement or other information filed with the SEC relating to this solicitation?

You may obtain additional copies of this proxy statement and all other relevant documents filed by us with the SEC free of charge from the SEC’s website at www.sec.gov, from our website at www.JLLIPT.com, or by calling our Stockholder Services team at 855-652-0277.

In addition, we file annual, quarterly and special reports, proxy statements and other information with the SEC. Our SEC filings are available to the public on the SEC’s website at www.sec.gov. You may also read and copy any reports, statements or other information we file with the SEC at the SEC’s Public Reference Room located at 100 F Street, N.E., Washington, DC 20549. You may also obtain copies of the documents at prescribed rates by writing to the Public Reference Section of the SEC at 100 F Street, N.E., Washington, DC 20549. Please call the SEC at 1-800-SEC-0330 for further information regarding the public reference facilities.

When are stockholder proposals due for next year’s annual meeting?

Under SEC regulations, any stockholder desiring to make a proposal to be acted upon at our 2014 annual meeting of stockholders must cause such proposal to be received at our principal executive offices located at 200 East Randolph Drive, Chicago, Illinois 60601, Attention: Secretary, no later than December 3, 2013 in order for the proposal to be considered for inclusion in our proxy statement for that meeting; provided, however, that in the event that the date of the 2014 annual meeting of stockholders is advanced or delayed by more than thirty days from the first anniversary of the date of the 2013 Annual Meeting, the deadline for the delivery of such stockholder proposal will be a reasonable time prior to the date we begin to print and send our proxy materials. Stockholders also must follow the procedures prescribed in Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Pursuant to Article II, Section 11(a)(2) of our bylaws, if a stockholder wishes to present a proposal at the 2014 annual meeting of stockholders, whether or not the proposal is intended to be included in the proxy statement for that meeting, the stockholder must give advance written notice thereof to our Secretary at our principal executive offices, no earlier than November 3, 2013 and no later than 5:00 p.m., Central Time, on December 3, 2013; provided, however, that in the event that the date of the 2014 annual meeting of stockholders is advanced or delayed by more than thirty days from the first anniversary of the date of the 2013 Annual Meeting, written notice of a stockholder proposal must be delivered not earlier than the 150th day prior to the date of the 2014 annual meeting of stockholders and not later than 5:00 p.m., Central Time, on the later of the 120th day prior to the date of the 2014 annual meeting of stockholders or the tenth day following the day on which public announcement of the date of the 2014 annual meeting of stockholders is first made. Any stockholder proposals not received by us by the applicable date in previous sentence will be considered untimely. Rule 14a-4(c) promulgated under the Exchange Act permits our management to exercise discretionary voting authority under proxies it solicits with respect to such untimely proposals. We presently anticipate holding the 2014 annual meeting of stockholders in May 2014.

CAUTIONARY NOTE ABOUT FORWARD-LOOKING STATEMENTS
Statements included or incorporated by reference in this proxy statement that are not historical facts (including any statements concerning investment objectives, other plans and objectives of management for future operations or economic performance, or assumptions or forecasts related thereto) are forward-looking statements. These statements are only predictions. We caution that forward-looking statements are not guarantees. Actual events or our investments and results of operations could differ materially from those expressed or implied in the forward-looking statements. Forward-looking statements are typically identified by the use of terms such as “may,” “will,” “should,” “expect,” “could,” “intend,” “plan,” “anticipate,” “estimate,” “believe,” “continue,” “predict,” “potential” or the negative of such terms and other comparable terminology.
The forward-looking statements included or incorporated by reference herein are based upon our current expectations, plans, estimates, assumptions and beliefs that involve numerous risks and uncertainties. Assumptions relating to the foregoing involve judgments with respect to, among other things, future economic, competitive and market conditions and future business decisions, all of which are difficult or impossible to predict accurately and many of which are beyond our control. Although we believe that the expectations reflected in such forward-looking statements are based on reasonable assumptions, our actual results and performance could differ materially from those set forth in the forward-looking statements. Factors which could have a material adverse effect on our operations and future prospects include, but are not limited to:

•	our ability to effectively deploy the proceeds raised in our public offering;

•	changes in economic conditions generally and the real estate and capital markets specifically;

•	business opportunities that may be presented to and pursued by us;

•	supply and demand for properties in our current and any proposed market areas;

•	tenant and mortgage loan delinquencies, defaults and tenant bankruptcies;

•	availability and creditworthiness of prospective tenants;

•	legislative or regulatory changes (including changes to the laws governing the taxation of REITs);

•	interest rates; and

•	changes to U.S. generally accepted accounting principles.
Any of the assumptions underlying forward-looking statements could be inaccurate. You are cautioned not to place undue reliance on any forward-looking statements included or incorporated by reference in this proxy statement. All forward-looking statements are made as of the date of this proxy statement and the risk that actual results will differ materially from the expectations expressed in this proxy statement will increase with the passage of time. Except as otherwise required by the federal securities laws, we undertake no obligation to publicly update or revise any forward-looking statements after the date of this proxy statement, whether as a result of new information, future events, changed circumstances or any other reason. In light of the significant uncertainties inherent in the forward-looking statements included or incorporated by reference in this proxy statement, the inclusion of such forward-looking statements should not be regarded as a representation by us or any other person that the objectives and plans set forth in this proxy statement will be achieved.

PROPOSAL NO. 1:
ELECTION OF DIRECTORS
Background
At the Annual Meeting, seven directors are to be elected for the ensuing year and until their successors are elected and qualify. Each of the nominees for director currently is a director of Jones Lang LaSalle Income Property Trust and has consented to be named in this proxy statement and to continue to serve as our director if elected. Pursuant to our bylaws, we can have no more than 15 and no fewer than three directors, a majority of whom must be independent of our advisor. Pursuant to our bylaws, at least three of our directors (“Affiliated Directors”) must be designated by LaSalle for so long as it serves as our advisor. In addition, the remaining directors shall be individuals nominated by our board of directors after consultation with our advisor. If elected, each director will hold office until the date of the 2014 annual meeting of stockholders and until his or her successor is elected and qualifies, subject to death, resignation, retirement, disqualification or removal from office.
Our board of directors has nominated (i) Virginia G. Breen, Jonathan B. Bulkeley, Thomas F. McDevitt and William E. Sullivan as the independent directors and (ii) Lynn C. Thurber, Jacques N. Gordon and Peter H. Schaff as the Affiliated Directors. Each of the nominees, except Ms. Thurber and Messrs. Gordon and Sullivan, has served on our board of directors since December 2004. Ms. Thurber has served on our board of directors since November 2011 and Messrs. Gordon and Sullivan have served on our board of directors since September 2012.
Information About Director Nominees
The following table provides information about the nominees to our board of directors:

Name	Age	Position
Lynn C. Thurber	66	Director, Chairman of the Board
Virginia G. Breen	48	Independent Director
Jonathan B. Bulkeley	52	Lead Independent Director
Jacques N. Gordon	55	Director
Thomas F. McDevitt	55	Independent Director
Peter H. Schaff	54	Director
William E. Sullivan	58	Independent Director

The principal occupations and certain other information about the nominees are set forth below.

Lynn C. Thurber has served as our Chairman of the Board since November 2011. Ms. Thurber has served as the non-Executive Chairman of LaSalle since December 2006. Ms. Thurber served as the Chief Executive Officer of LaSalle from 2000 to December 2006 and Co-President from 1994 to 2000. She also served as Chief Executive Officer of Alex Brown Kleinwort Benson Realty Advisors, or ABKB, until the company merged with LaSalle Partners in 1994. Prior to joining ABKB in 1992, Ms. Thurber was a Principal at Morgan Stanley & Co. Ms. Thurber is also member of the board of directors of Duke Realty Corporation, a publicly traded REIT listed on the NYSE, a member of the board of directors of Investa Property Group, an Australian-based real estate owner, developer and fund manager, and a member of the Real Estate Information Standards Board in the United States. She is also a trustee and member of the Board of the Urban Land Institute, a member of the Board of Greenprint Foundation and formerly chaired the Pension Real Estate Association. Ms. Thurber also previously served as a director of Jones Lang LaSalle and is a former member of the board of directors and Executive Committee of the Association of Foreign Investors in Real Estate and the board of directors of the Toigo Foundation. Ms. Thurber holds an M.B.A. from Harvard Business School and an A.B. from Wellesley College.

Virginia G. Breen has served as one of our directors since 2004. Ms. Breen is a partner of Chelsea Partners since 2011. She was a partner and co-founder of Blue Rock Capital, a private equity fund focused on investing in early-stage information technology and service businesses from 1995 to September 2011. She was a partner of the Sienna Limited Partnership IV, L.P., which focuses on investing in early and expansion-stage private companies in consumer products, information technology and business service from 2003 to December 2011. Previously, Ms. Breen was a Vice President with the Sprout Group, the venture capital affiliate of Donaldson, Lufkin & Jenrette (now Credit Suisse), where she worked from 1988 to 1995. Ms. Breen was an Investment Analyst with Donaldson, Lufkin & Jenrette’s Investment Banking Group, prior to which she worked as a Systems Analyst and Product Marketing Engineer for Hewlett-Packard. Ms. Breen also serves (or served) as a director of Excelsior Absolute Return Fund of Funds Master Fund, LLC (since its inception in 2003 until its dissolution in June 2010), Excelsior Absolute Return Fund of Funds, LLC (since its inception in June 2003 until its dissolution in June 2010), UST Global Private Markets Fund, LLC (since its inception in July 2008) and Excelsior Buyout Investors, LLC (since its inception in May 2003). Ms. Breen also serves on the board of managers of: O’Connor Fund of Funds: Long/Short Credit Strategies LLC (formerly, UBS Credit Recovery Fund, L.L.C.) (since June 2008), UBS Equity Opportunity Fund, L.L.C.) (since May 2008), O’Connor Fund of Funds: Equity Opportunity LLC (formerly, UBS Equity Opportunity Fund II, L.L.C.) (since May 2008), O’Connor Fund of Funds: Event LLC (formerly, UBS Event Fund, L.L.C.) (since May 2008), O’Connor Fund of Funds: Long/Short Equity Strategies LLC (formerly, UBS M2 Fund, L.L.C.) (since August 2008), UBS Multi- Strat Fund, L.L.C. (since May 2008), O’Connor Fund of Funds: Technology LLC (formerly, UBS Technology Partners, L.L.C.) (since May 2008), UBS Eucalyptus Fund, L.L.C. (since May 2008), UBS Juniper Crossover Fund, L.L.C. (since June 2008), UBS Tamarack International Fund, L.L.C. (since May 2008) and UBS Willow Fund, L.L.C. (since May 2008), each of which is (or was) registered under the Investment Company Act. Since 2001, Ms. Breen also has served as a director of ModusLink Global Solutions, Inc., a public company listed on the Nasdaq Global Select Market. Ms. Breen holds an M.B.A. from Columbia University and an A.B. from Harvard College.

Jonathan B. Bulkeley has served as one of our directors since 2004 and our lead independent director since April 2012. Mr. Bulkeley has been the Chief Executive Officer of Scanbuy, a wireless software company, since February 2006. Mr. Bulkeley founded Blue Square Capital Management, LLC in March 2009 and has served as its Chief Investment Officer since its inception. Prior to Scanbuy, Mr. Bulkeley was an owner of Achilles Partners, an advisory firm, from 2002 to 2006. Mr. Bulkeley served as Chairman and Chief Executive Officer of Lifeminders, an online direct marketing company, from February 2001 until Lifeminders was sold in October 2001. Mr. Bulkeley was the Chief Executive Officer of barnesandnoble.com from 1998 to 2000. From 1993 to 1998, Mr. Bulkeley worked for America Online, where he served as managing director of the company’s joint venture with Bertelsmann Online in the United Kingdom and as Vice President of Business Development and General Manager of Media. Before joining America Online, Mr. Bulkeley spent eight years at Time Inc. in a variety of roles, including Director of Marketing and Development for Money magazine. Mr. Bulkeley also serves (or served) as a director of Excelsior Absolute Return Fund of Funds Master Fund, LLC from its inception in 2003 until its dissolution in June 2010, Excelsior Absolute Return Fund of Funds, LLC (from its inception in June 2003 until its dissolution in June 2010), UST Global Private Markets Fund, LLC (since its inception in July 2008) and Excelsior Buyout Investors, LLC (since its inception in May 2003), each of which is (or was) registered under the Investment Company Act. In addition, Mr. Bulkeley serves on the advisory boards of three private equity funds: The Jordan Edminston Venture Fund in New York, Elderstreet Capital Partners in London and Jerusalem Global Venture Partners in Israel. Mr. Bulkeley has served previously as non-executive Chairman of QXL Ricardo plc, its non-executive Vice Chairman of Edgar Online, Chairman of Logikeep, Chairman of the Yale Alumni magazine and as a director of Global Commerce Zone, The Readers Digest Association, Instant Dx, Cross Media Marketing Corp and the Hotchkiss School. Mr. Bulkeley has served on the board of directors DEX One Corporation, a public reporting company and successor to R.H. Donnelly Corporation, since January 2010, and has served on the board of directors of Spark Networks, Inc., a public reporting company, since September 2006. Mr. Bulkeley holds a B.A. in African Studies from Yale University.

Jacques N. Gordon has served as one of our directors since September 2012. Since January 1998, Mr. Gordon has served on LaSalle’s Global Management Committee and directed the Investment Strategy and Research group, which analyzes capital markets, regional economies and property markets in approximately 30 countries. He has also lectured at Northwestern’s Kellogg School of Management since April 2011. Mr. Gordon initially joined LaSalle in 1994 as the Director of Research. Prior to joining LaSalle, he served as Director of Research at Baring Advisors, a subsidiary of London-based ING-Barings PLC, and at Real Estate Research Corporation in Chicago. Mr.

Gordon is a member of the National Council of Real Estate Investment Fiduciaries, NAREIT and the Association of Foreign Investors in Real Estate, or AFIRE. He served four years on the board of directors of AFIRE and as Director of Programs for AFIRE in 2010. He has chaired and continues to serve on PREA’s Research Committee and also serves on the Board of Governors of the Metropolitan Planning Council, a non-profit Chicago organization, and the Advisory Board of the Massachusetts Institute of Technology Center for Real Estate. Mr. Gordon holds a Ph.D. from the Massachusetts Institute of Technology, a M.Sc. from the London School of Economics and a B.A. from the University of Pennsylvania.

Thomas F. McDevitt has served as one of our directors since December 2004 and our Chairman of the Board from 2004 to November 2011. Mr. McDevitt is the Managing Partner of Edgewood Capital Partners, an investment firm that makes and manages investments in the real estate and mortgage arenas. Prior to founding Edgewood Capital Partners in 2002, Mr. McDevitt was a Managing Director in charge of the Large Loan Commercial Mortgage Backed Securitization Group at Societe Generale. He was also a founder and Managing Partner of Meenan, McDevitt & Co., a broker-dealer and investment banking firm, from 1991 until it was sold to Societe Generale in 1998. From 1988 to 1991, Mr. McDevitt managed the commercial mortgage syndication desk at Citibank, and from 1984 to 1987, he was responsible for commercial mortgage sales in the Mid-Atlantic region of the United States at Citibank. Mr. McDevitt also serves (or served) as a director of: Excelsior Absolute Return Fund of Funds Master Fund, LLC (from its inception in 2003 until its dissolution in June 2010), Excelsior Absolute Return Fund of Funds, LLC (from its inception in 2003 until its dissolution in June 2010), UST Global Private Markets Fund, LLC (since its inception in July 2008) and Excelsior Buyout Investors, LLC (since its inception in May 2003), each of which is (or was) registered under the Investment Company Act. He was also a director of Quadra Realty Trust, Inc. from 2007 to March 2008, which, prior to being acquired in March 2008, was a publicly traded REIT listed on the NYSE. Mr. McDevitt holds an M.B.A. from the Amos Tuck School of Business at Dartmouth College and an A.B. from Harvard College.

Peter H. Schaff has served as one of our directors since 2004. Mr. Schaff served as an International Director and the Regional Chief Executive Officer of LaSalle’s North American Private Equity business from 2005 through the end of 2012. Effective January 1, 2013, Mr. Schaff became Chairman of LaSalle’s North American Private Equity business and will continue in that capacity until the end of 2013, at which time he intends to retire from LaSalle. He currently serves on LaSalle’s North American Private Equity Investment Committee and Allocation Committee and also on its Global Management Committee. Since joining LaSalle in 1984, Mr. Schaff has gained extensive experience in all aspects of institutional real estate investment management, including acquisitions, joint ventures, financings, redevelopments and dispositions. Prior to joining our advisor, Mr. Schaff was a Banking Officer of Continental Illinois National Bank. Mr. Schaff is a member of the Urban Land Institute and PREA. Mr. Schaff serves as a director of various private REITs sponsored by our advisor. Mr. Schaff holds an M.B.A. from the Booth School of Business at the University of Chicago and a B.A. from Stanford University.

William E. Sullivan has served as one of our directors since September 2012. From April 2007 to May 2012, Mr. Sullivan served as Chief Financial Officer of Prologis, Inc., or Prologis, a publicly traded REIT. Prior to joining Prologis, Mr. Sullivan was the founder and President of Greenwood Advisors, Inc., a private financial consulting and advisory firm, from 2005 to 2007. He served as Chief Executive Officer of SiteStuff, Inc. from 2001 to 2005 and Chairman of SiteStuff, Inc. from 2001 until the company was sold in June 2007. Mr. Sullivan served as Chief Financial Officer of Jones Lang LaSalle from 1997 to 2001 and in various other capacities with Jones Lang LaSalle since 1984. Prior to joining Jones Lang LaSalle, he was a member of the Communications Lending Group of the First National Bank of Chicago and also served as a member of the tax division of Ernst & Ernst LLP, a predecessor to Ernst & Young LLP. Since January 2013, Mr. Sullivan has served on the board of directors of CyrusOne Inc., a publicly traded REIT, as its lead independent director and chair of its audit committee. Mr. Sullivan holds a M.B.A. in Management and Finance from Northwestern’s Kellogg School of Management and a B.S.B.A. in Accounting and Marketing from Georgetown University.

At the Annual Meeting, we will vote each valid proxy returned to us for the seven nominees listed above unless the proxy specifies otherwise. Proxies may not be voted for more than seven nominees for director. While our board does not anticipate that any of the nominees will be unable to stand for election as a director at the Annual Meeting, if that is the case, proxies will be voted in favor of such other person or persons as our board may designate.

Director Qualifications, Experience, Attributes and Skills
Our board of directors believes that the significance of each director nominee’s qualifications, experience, attributes and skills is particular to that individual, meaning that there is no single test applicable to all director candidates. The effectiveness of the board is best evaluated as a group of directors, rather than at an individual director level. As a result, our board has not established specific minimum qualifications that must be met by each individual wishing to serve as a director. When evaluating candidates for a position on our board of directors, the board considers the potential impact of the candidate, along with his or her particular experiences, on the board as a whole. The diversity of a candidate’s background or experiences, when considered in comparison to the background and experiences of other members of the board of directors, may or may not impact the board’s view as to the candidate. In evaluating director candidates, our board considers all factors that it deems relevant.
In conducting its annual self-assessment and nominating the director nominees, our board of directors determined that each director nominee has the qualifications, experience, attributes and skills appropriate to continue his or her service as a director of our company in view of our business and structure. In addition to a demonstrated record of business and professional accomplishment, each of our director nominees has substantial experience serving on boards, including our board and boards of other organizations. Each of our directors has gained substantial insight as to the operation of our company and has demonstrated a commitment to discharging his or her oversight responsibilities as a director.
Each director was nominated to our board of directors on the basis of the unique skills he or she brings to our board, as well as how such skills collectively enhance our board. On an individual basis:

•
Lynn C. Thurber has significant experience in global institutional real estate investment management, including executive management of a global investment advisor, sourcing and negotiating property acquisitions, forming joint ventures with real estate operating companies, negotiating debt financings, undertaking property redevelopments and executing property dispositions. Ms. Thurber also has substantial board experience, including as a director of a publicly traded REIT and other real estate companies.

•	Virginia G. Breen has substantial private equity experience as well as substantial board experience, including board experience with alternative investment funds and a public company.

•
Jonathan B. Bulkeley has executive experience with a number of entities, including public companies and hedge funds, as well as substantial board experience, including board experience with private equity funds and a public company.

•
Jacques N. Gordon has substantial experience in global institutional real estate investment management, and brings extensive experience in the commercial real estate industry, particularly with respect to real estate investment and market research.

•
Thomas F. McDevitt has substantial real estate and mortgage investment experience, including his experience with commercial mortgage-backed securitizations, commercial mortgage syndications and investment banking. He also has substantial board experience, including as a director of a publicly traded REIT.

•
Peter H. Schaff has significant experience in institutional real estate investment management, including sourcing and negotiating property acquisitions, forming joint ventures with real estate operating companies, negotiating debt financings, undertaking property redevelopments, executing property dispositions and serving on boards of public and private REITs.

•	William E. Sullivan has significant public company real estate experience, including executive management, finance and accounting, real estate investment management and global real estate services.

The information above is not exclusive. When considering a director nominee, our board of directors considers many intangible elements, such as intelligence, integrity, work ethic and the ability to work with other directors, communicate effectively, exercise judgment, ask incisive questions and commitment to stockholder interests.
Our board of directors unanimously recommends a vote “FOR”
all of the nominees listed above for nomination as directors.

EXECUTIVE OFFICERS

The following table provides information about our executive officers:

Name	Age	Position
C. Allan Swaringen	53	Chief Executive Officer and President
Gregory A. Falk	43	Chief Financial Officer and Treasurer
Gordon G. Repp	53	General Counsel and Secretary

C. Allan Swaringen has served as our Chief Executive Officer and President since November 2011. As our Chief Executive Officer, Mr. Swaringen leads the investment team and is responsible for all of our investing, asset management and finance functions, along with overseeing our strategic direction. Mr. Swaringen served as our Fund Manager since our inception in 2004. As a Managing Director for LaSalle, Mr. Swaringen also served from its inception in 2000 until October 2012 as President and Portfolio Manager for LaSalle Investment Company I and II, the firm’s global co-investment programs which invested in excess of $1.2 billion, in the aggregate, across more than 30 separate funds and programs in 17 different countries around the world. Mr. Swaringen was a founding member of LaSalle’s global risk management committee and served on it for six years. Since joining LaSalle in 1998, his responsibilities have included portfolio management, business development and client services along with overseeing the formation and structuring of numerous real estate investment funds across LaSalle’s global platform. Prior to joining LaSalle, Mr. Swaringen was a partner with Crown Golf Properties, L.P., an investment subsidiary of Henry Crown and Company, and began his career in real estate more than 25 years ago with Trammell Crow Company. Mr. Swaringen holds an M.B.A. from the University of Chicago Graduate School of Business and a B.S. from the University of Illinois.

Gregory A. Falk has served as our Chief Financial Officer and Treasurer since November 2011 and as Senior Vice President of LaSalle since 2004. Prior to joining LaSalle, Mr. Falk was an Audit Manager with Deloitte & Touche LLP for six years and a Senior Staff Accountant with First of America Bank for five years. Mr. Falk has worked on numerous real estate engagements, both public and private, since 1999. Mr. Falk holds a B.S. in Finance and a B.S. in Economics from Northern Illinois University and a M.S. in Accountancy Science from Northern Illinois University. He is also a Certified Public Accountant.

Gordon G. Repp has served as our General Counsel and Secretary since November 2011. Mr. Repp has served as Global Deputy General Counsel for Jones Lang LaSalle since 2003 and Assistant Secretary for Jones Lang LaSalle since 2001. He also served as Assistant Global General Counsel of Jones Lang LaSalle from 2001 to 2003. Mr. Repp has also served as General Counsel and Secretary for LaSalle since 2003. Prior to joining Jones Lang LaSalle, Mr. Repp held various positions with Outboard Marine Corporation, a publicly traded, NYSE listed global manufacturer and distributor of marine and marine related products, including Assistant General Counsel and Assistant Secretary. Mr. Repp has also served on the boards of various not-for-profit organizations. Mr. Repp holds a J.D. from Northern Illinois University College of Law and a B.S. from Western Illinois University.

CORPORATE GOVERNANCE
Role of the Board
Our board of directors oversees our management and operations, while our advisor is responsible for our day-to-day management and operations. Our board’s oversight role does not make its directors guarantors of our investments or activities.
Our board has appointed various individuals of our advisor as officers of our company with the collective responsibility to monitor and report to our board of directors on our operations. In conducting its oversight, our board of directors receives regular reports from these officers and from other senior officers of our advisor regarding our operations. Some of these reports are provided as part of formal “board meetings,” which are typically held quarterly, in person, and involve the board’s review of our recent operations. From time to time, one or more of our directors may also meet with management in less formal settings, between scheduled board meetings, to discuss various topics.
Board Leadership Structure
Our board of directors has structured itself in a manner that it believes allows it to perform its oversight function effectively. A majority of our directors are independent. Although our board of directors does not require the separation of the offices of the Chairman of the Board and the Chief Executive Officer, our board of directors currently operates under a leadership structure with separate roles for our Chairman of the Board and our Chief Executive Officer. Ms. Thurber, as our Chairman of the Board, is responsible for reviewing the agenda for the meetings of the board of directors and the annual meetings of stockholders, and Mr. Swaringen, as our Chief Executive Officer, is responsible for the general management of our business, financial affairs and day-to-day operations.
In addition, our board has determined that since the Chairman of the Board is not an independent director, then there should be a lead independent director appointed by a majority of our independent directors. Our independent directors have appointed Mr. Bulkeley to serve as our lead independent director. Key responsibilities of our lead independent director include, among others, presiding at executive sessions of independent directors, facilitating communications between the independent directors and the Chairman of the Board and Chief Executive Officer, and calling meetings of the independent directors, as necessary.

Our board of directors reviews its structure annually. Our board of directors believes that its structure, in which representatives of our advisor are represented on the board of directors, is appropriate in light of the significant services that our advisor provides to us. In addition, our board of directors believes that requiring a majority of the board of directors to be comprised of independent directors as well as the structure, function and composition of the Audit Committee and the requirement that related party transactions be presented to the full board of directors or reviewed by the Audit Committee, are an appropriate means to provide effective oversight and address any potential conflicts of interest that may arise from our relationship with our advisor.
Board Oversight of Risk Management
As part of its oversight function, the board of directors receives and reviews various reports relating to risk management. Because risk management is a broad concept comprised of many different elements (including, among other things, investment risk, valuation risk, credit risk, compliance and regulatory risk, business continuity risks, operational risk and insurance), board oversight of different types of risks is handled in different ways. For example, the full board of directors receives and reviews reports from senior personnel of our advisor (including senior compliance, financial reporting and investment personnel) or their affiliates regarding various types of risks, such as operational, compliance and investment risk, and how they are being managed. The Audit Committee supports the board’s oversight of risk management in a variety of ways, including (i) participation in and receipt and review of reports regarding our disclosure controls and procedures prior to the issuance of our quarterly financial reports, (ii) meetings with our Chief Financial Officer and our independent public accountants to discuss, among other things, the internal control structure of our financial reporting function and compliance with certain requirements of the Sarbanes-Oxley Act of 2002, as amended (“Sarbanes-Oxley”), and (iii) reporting to the board of directors as to these and other matters.
Director Independence
Although our shares are not listed for trading on any national securities exchange, a majority of the members of our board of directors, and all of the members of the audit committee, are “independent” as defined by the New York Stock Exchange (the “NYSE”). The NYSE standards provide that to qualify as an independent director, in addition to satisfying certain bright-line criteria, the board of directors must affirmatively determine that a director has no material relationship with us (either directly or as a partner, stockholder or officer of an organization that has a relationship with us).

In addition, we have determined that these directors are independent pursuant to the definition of independence in our charter, as required by the North American Securities Administrators Association's Statement of Policy Regarding Real Estate Investment Trusts, as revised and adopted on May 7, 2007, or the NASAA REIT Guidelines. Our charter provides that an independent director is a director who is not and has not for the last two years been associated, directly or indirectly, with our advisor or sponsor. A director is deemed to be associated with our advisor or sponsor if he or she owns any interest in, is employed by, is an officer or director of, or has any material business or professional relationship with our advisor, our sponsor, or any of their affiliates, performs services (other than as a director) for us, or serves as a director or trustee for more than three REITs organized by our sponsor or advised by our advisor.  A business or professional relationship will be deemed material per se if the gross revenue derived by the director from our sponsor, our advisor, and any of their affiliates exceeds five percent of (i) the director's annual gross revenue derived from all sources during either of the last two years or (ii) the director's net worth on a fair market value basis.  An indirect relationship is defined to include circumstances in which the director's spouse, parents, children, siblings, mothers- or fathers-in-law, sons- or daughters-in-law or brothers- or sisters-in-law is or has been associated with us, our advisor, our sponsor or any of their affiliates. Our charter requires that at all times at least one of our independent directors must have at least three years of relevant real estate experience.

Our board of directors has determined that Virginia G. Breen, Jonathan B. Bulkeley, Thomas F. McDevitt and William E. Sullivan are independent directors pursuant to our charter and the definition of independence as defined by the NYSE.
Meetings of the Board of Directors
During the fiscal year ended December 31, 2012, our board of directors met nine times, and each director attended, in aggregate, at least 75% of all of the board meetings and applicable committee meetings held during the period for which he or she was a director.
We do not have a formal policy requiring directors to attend annual meetings of stockholders, although we do encourage their attendance. All directors were present at our 2012 annual meeting of stockholders.
Committees
Our board of directors has one permanent committee, the Audit Committee. The Audit Committee’s primary function is to assist our board of directors in fulfilling its responsibility to oversee the quality and integrity of our financial reporting and the audits of our financial statements. The Audit Committee is comprised of three of our independent directors, and its duties include the appointment, retention and oversight of our independent registered public accounting firm. Ms. Breen, Mr. McDevitt and Mr. Sullivan, each of whom meets the qualifications for audit committee independence under the rules of the NYSE, have been appointed to serve as members of the Audit Committee. Mr. Sullivan serves as the Chairperson of the Audit Committee, and our board of directors has determined that Mr. Sullivan qualifies as an “audit committee financial expert” as that term is defined by SEC rules. The Audit Committee must have at least three members and be comprised solely of members of our board of directors that meet the independence criteria of our charter and the NYSE listing standards. The Audit Committee held six meetings during the year ended December 31, 2012.
On November 14, 2011, our board of directors adopted an amendment and restatement to the Audit Committee Charter. The amended and restated Audit Committee charter, which details the functions of the Audit Committee, is available on our website, www.JLLIPT.com.
We do not have a compensation committee because we do not compensate our executive officers or Affiliated Directors. Recommendations with respect to compensation of our independent directors are made by our board of directors.
Our board of directors believes that each director should be nominated by our full board, which must be comprised of a majority of independent directors, rather than a committee thereof. As a result, we do not have a nominating committee.
Director Orientation and Continuing Education
We provide each director who joins our board with an initial orientation about our company, including our business operations, strategy, policies and governance. We also provide all of our directors with resources and ongoing education opportunities to assist them in staying current about developments in corporate governance and critical issues relating to the operation of boards of public companies and their committees.
Annual Board Self-Assessment
Our board of directors annually conducts a self-evaluation (with anonymous responses permitted) to determine whether it and the Audit Committee are functioning effectively and to identify opportunities to enhance their effectiveness.

Code of Ethics
Our board of directors has adopted a Code of Ethics that applies to each of our directors, our principal executive officer, principal financial officer, principal accounting officer and persons performing similar functions. Our Code of Ethics is available on our website, www.JLLIPT.com. Stockholders may also request a copy of the Code of Ethics, which will be provided without charge, by writing to Jones Lang LaSalle Income Property Trust, Inc. at 200 East Randolph Drive, Chicago, Illinois 60601, Attention: Secretary. If, in the future, we amend, modify or waive a provision in the Code of Ethics, we may, rather than filing a Current Report on Form 8-K, satisfy the disclosure requirement by posting such information on our website as necessary.
Review of our Policies

Our board of directors, including our independent directors, has reviewed our policies described in our Annual Report on Form 10-K and our registration statement related to our public offering, as well as other policies previously reviewed and approved by our board of directors, and determined that they are in the best interests of our stockholders because: (1) they increase the likelihood that we will be able to acquire a diversified portfolio of income producing properties, thereby reducing risk in our portfolio; (2) there are sufficient property acquisition opportunities with the attributes that we seek; (3) our executive officers, directors and affiliates of our advisor have expertise with the type of real estate investments we seek; (4) borrowings should enable us to purchase assets and earn rental income more quickly; and (5) best practices corporate governance and high ethical standards help promote long-term performance, thereby increasing our likelihood of generating income for our stockholders and preserving stockholder capital.

REPORT OF THE AUDIT COMMITTEE
The Audit Committee’s purpose is to assist in fulfilling the board of directors’ responsibility to oversee the quality and integrity of the financial reporting and internal controls of Jones Lang LaSalle Income Property Trust, Inc. (the “Company”) and the audits of its financial statements by its independent registered public accounting firm. The Audit Committee is comprised solely of independent directors, and it operates under a written charter adopted by the Company’s board of directors, a copy of which is available on the Company’s website. The Audit Committee intends for its composition, and the attributes of its members and its responsibilities, as reflected in the Audit Committee Charter, to be in accordance with applicable requirements for corporate audit committees. The
Audit Committee reviews and assesses the adequacy of its charter on an annual basis.

In accordance with the Audit Committee Charter, the Audit Committee, subject to any action of the Company’s board of directors, has ultimate authority and responsibility to select, compensate, evaluate and, when appropriate, replace the Company’s independent registered public accounting firm. The Audit Committee has the authority to engage its own outside advisors, including experts in particular areas of accounting, as it determines appropriate, apart from counsel or advisors hired by management.

Audit Committee members are not professional accountants or auditors, and their functions are not intended to duplicate or to certify the activities of management and the independent registered public accounting firm. The Audit Committee serves a board-level oversight role, in which it provides independent, objective oversight of the Company’s accounting functions and internal and disclosure controls, on the basis of the information it receives, discussions with management and the auditors and the experience of the Audit Committee’s members in business, financial and accounting matters.

As part of its ongoing activities, the Audit Committee has:

•	reviewed and discussed the Company’s audited financial statements for the fiscal year ended December 31, 2012 with management;

•
discussed with KPMG LLP (“KPMG”) the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T; and

•	received the written disclosures and the letter from KPMG required by Independence Standards Board Standard No. 1 and has discussed with KPMG its independence.

Based on the review and discussions referred to above, the Audit Committee recommended to the board of directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2012 for filing with the Securities and Exchange Commission (the “SEC”).

William E. Sullivan (Chairman)
Virginia G. Breen
Thomas F. McDevitt

The material in this report is not “soliciting material,” is not deemed “filed” with the SEC, and is not to be incorporated by reference into any filing of our company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language contained in such filing.

COMPENSATION
Executive Compensation
We do not compensate our executive officers and have no employees as all of our day-to-day operations are managed by LaSalle, as our advisor. Furthermore, we do not have any stock based compensation plans for our executive officers. See “Transactions with Related Persons and Certain Control Persons” below for a description of the advisory agreement by and between us and LaSalle (the “Advisory Agreement”).
Director Compensation
The following director compensation table sets forth the compensation paid to our independent directors in fiscal year 2012 for services to us. Affiliated Directors are not compensated by us for their service on our board of directors. Compensation was paid in a combination of cash and stock, as further described below.

Name	Fees Earned or Paid in Cash	Stock Awards(1)	Total
Virginia G. Breen	$63,000	$10,000	$73,000
Jonathan B. Bulkeley (Lead Independent Director) (2)	65,000	10,000	75,000
Thomas F. McDevitt	64,000	10,000	74,000
William E. Sullivan (2)	19,500	10,000	29,500

(1)	Each independent director received 1,000 shares of Class M common stock on October 1, 2012. The value of the shares is based on the NAV of the Class M shares on the grant date.

(2)	Audit Committee Chairman for part of 2012.

For the first three quarters of the year ended December 31, 2012, the independent directors received $2,000 for each quarterly board meeting attended in person. Each independent director received $1,000 for each quarterly meeting attended by telephone. Each independent director also received $1,000 for each special meeting attended. In addition, independent directors, who were not the Chairman of our audit committee, received an annual retainer of $40,000 and the Chairman of our Audit Committee received an annual retainer of $41,000 for their services. Each audit committee member received $750 for each quarterly or special Audit Committee meeting attended.
In September 2012, our board of directors, including a majority of our independent directors, approved our Independent Director Compensation Plan (the “Compensation Plan”). Under our Compensation Plan, which became effective on October 1, 2012, we compensate each of our independent directors with an annual retainer of $60,000, plus additional retainers of $10,000 to the Chairman of the Audit Committee, $5,000 to each other member of the Audit Committee and $5,000 to the lead independent director. In addition, each of our current independent directors received an initial grant of 1,000 Class M shares, which we refer to as the “initial stock grant,” on October 1, 2012. Beginning in 2013, each new independent director that subsequently joins the board will receive the initial stock grant on the date he or she joins the board. The initial stock grant vested immediately on the grant date and is subject to the one-year holding period applicable to all Class M shares. Each of our independent directors will receive another grant of 1,000 Class M shares promptly after each annual stockholder meeting at which such director is reelected. The stock grants were made pursuant to the Incentive Plan described below.
All directors may be reimbursed for expenses of attendance, if any, at each annual, regular or special meeting of our board of directors or of any committee thereof and for their expenses, if any, in connection with each property visit and any other service or activity they perform or engage in as directors.
In September 2012, our board of directors, including a majority of our independent directors, also approved our Incentive Plan (the “Incentive Plan”), under which stock awards can be made to attract and retain directors, officers, employees and consultants. The Incentive Plan authorizes the granting of restricted stock, stock options, stock appreciation rights, restricted or deferred stock units, other stock-based awards and cash-based awards to directors, employees and consultants of ours selected by the board of directors for participation in the plan. Stock options may not have an exercise price that is less than the fair market value of a share of our common stock on the date of grant and may not have a term in excess of ten years from the grant date. Our board of directors or a committee appointed by the board of directors administers the Incentive Plan, with sole authority to determine all of the terms and conditions of the awards. No awards will be granted under the plan if the grant or vesting of the awards would jeopardize our status as a REIT under the Code or otherwise violate the ownership and transfer restrictions imposed under our charter. Unless otherwise determined by our board of directors, no award granted under the plan will be transferable except through the laws of descent and distribution.
Our board of directors has authorized and reserved a maximum of 2,000,000 Class M shares for issuance under the Incentive Plan. However, no awards shall be granted under the Incentive Plan on any date on which the aggregate number of shares subject to awards previously issued under the Incentive Plan, together with the proposed awards to be granted on such date, exceed 2% of the total outstanding shares of common stock on such date. In the event of a transaction between our company and our stockholders that causes the per-share value of our common stock to change (including, without limitation, any stock dividend, stock split, spin-off, rights offering or large nonrecurring cash dividend), the share authorization limits under the Incentive Plan will be adjusted proportionately and our board of directors will make adjustments to the Incentive Plan and awards as it deems necessary, in its sole discretion, to prevent dilution or enlargement of rights immediately resulting from the transaction. In the event of a stock split, a stock dividend or a combination or consolidation of the outstanding shares of common stock into a lesser number of shares, the authorization limits under the plan will automatically be adjusted proportionately and the shares then subject to each award will automatically be adjusted proportionately without any change in the aggregate purchase price.
Our board of directors may, in its sole discretion at any time, determine that all or a portion of a participant’s awards will become fully vested. The board may discriminate among participants or among awards in exercising its discretion. The Incentive Plan will automatically expire on September 27, 2022, unless extended or earlier terminated by the board of directors. Our board of directors may terminate the plan at any time. The expiration or other termination of the plan will not, without the participant’s consent, have an adverse impact on any award that is outstanding at the time the plan expires or is terminated. Our board of directors may amend the plan at any time, but no amendment will adversely affect any award without the participant’s consent and no amendment to the plan will be effective without the approval of our stockholders if such approval is required by any law, regulation or rule applicable to the plan.
The following table provides information about our common stock that may be issued under our Incentive Plan as of December 31, 2012.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted-Average Exercise of Price of Outstanding Options, Warrants, and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans
Equity compensation plans approved by security holders:	N/A	N/A	N/A
Equity compensation plans not approved by security holders:	—	$—	1,996,000
Total	—	$—	1,996,000

Our board of directors is responsible for determining the form and amount of compensation that is paid to our independent directors. In addition, our executive officers may make recommendations regarding the compensation level for the independent directors and provide comparison data. Our board of directors periodically assesses the level of independent director compensation, taking into account the responsibilities and duties of the independent directors and the time required to perform those duties. In determining the level of independent director compensation, our board of directors attempts to be consistent with market practices, but does not set compensation at a level that would call into question the independent directors’ objectivity.
SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own more than ten percent of a registered class of our equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of our shares and other equity securities. Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.
To our knowledge, based solely on a review of the copies of such reports furnished to us and confirmation that no other reports were required, all Section 16(a) filing requirements were complied with during our fiscal year ended December 31, 2012.
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
Our executive officers are compensated by LaSalle and not by us. In 2012, our entire board of directors determined the compensation of our independent directors. As noted above, we have no employees. During the fiscal year ended December 31, 2012, none of our executive officers served as:

•
a member of the compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity, one of whose executive officers served on our board of directors; or

•	a director of another entity, one of whose executive officers served on our board of directors.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table shows the beneficial ownership of shares of our common stock as of March 27, 2013 by:

•	any beneficial owner of more than five percent of our common stock;

•	each of our directors;

•	each of our current executive officers and each person who served as our principal executive officer or principal financial officer at any time during 2012; and

•	all of our current directors and executive officers as a group.
To our knowledge, other than our sponsor, there is no person, or group of affiliated persons, that beneficially owns more than five percent of our common stock. Information with respect to beneficial ownership has been furnished by each director and officer.
Beneficial ownership is determined under the rules of the SEC and generally includes voting or investment power with respect to securities. The address for each of the persons listed in the table below is c/o Jones Lang LaSalle Income Property Trust, Inc., 200 East Randolph Drive, Chicago, Illinois 60601. The address of Jones Lang LaSalle Incorporated is 200 East Randolph Drive, Chicago, Illinois 60601.

Name of Beneficial Owner	Number of Shares Beneficially Owned	Percent of Common Stock
Directors and Executive Officers:
Virginia G. Breen(1)	1,000	*%
Jonathan B. Bulkeley(1)	1,000	*
Jacques N. Gordon	–	*
Thomas F. McDevitt (1)	1,000	*
Peter H. Schaff	–	*
William E. Sullivan(1)	1,000	*
Lynn C. Thurber	–	*
C. Allan Swaringen(2)(3)	12,521	*
Gregory A. Falk(1)(3)	10,000	*
Gordon G. Repp(1)	2,000	*
All current executive officers and directors as a group (10 persons)	28,521	*
5% Stockholders:
Jones Lang LaSalle Incorporated(4)	5,720,543	17.2%
Fay M. Slover Trust Under Will(5)	2,935,420	8.8%

*    Less than 1%.

(1)	Owns Class M shares.

(2)	Owns 2,521 Class E shares and 10,000 Class M shares.

(3)	Shares pledged as security.

(4)	Owns Class E shares.

(5)	Owns Class A shares.

TRANSACTIONS WITH RELATED PERSONS AND CERTAIN CONTROL PERSONS
The following describes all transactions during the year ended December 31, 2012 and currently proposed transactions involving us, our directors, our advisor, our sponsor and any affiliate thereof. Our independent directors are specifically charged with the duty to examine, and have examined, the fairness of such transactions, and have determined that all such transactions are fair and reasonable to us.
Ownership Interests

Affiliates of our sponsor have invested an aggregate of $60.2 million through purchases of shares of our Class E common stock. Our officers and independent directors, as a group, own 26,000 shares of our Class M common stock and 2,521 shares of Class E common stock.

Our Relationship with Our Advisor
We are externally advised and managed by LaSalle, our advisor, which is responsible for the management, acquisition, disposal, leasing, maintenance and operating of all our real estate investments. LaSalle is a wholly owned subsidiary of Jones Lang LaSalle, our sponsor. In providing services to us, LaSalle relies on the personnel of our sponsor. LaSalle’s executive offices are located at 200 East Randolph Drive, Chicago, Illinois 60601. LaSalle’s telephone number is (312) 782-5800. Messrs. Gordon and Schaff, two of our directors, Mr. Swaringen, our Chief Executive Officer, Mr. Falk, our Chief Financial Officer, and Mr. Repp, our General Counsel and Secretary, are all employees of LaSalle, and Ms. Thurber, our Chairman of the Board, is the non-executive Chairman of LaSalle. We have and will continue to have certain relationships with LaSalle and its affiliates. However, there have been no direct financial transactions since January 1, 2012 between us and our directors and officers or the directors and officers of LaSalle.
Advisory Agreement
We are managed and advised by LaSalle pursuant to the First Amended and Restated Advisory Agreement (the “Advisory Agreement”) that became effective October 1, 2012. Pursuant to the Advisory Agreement and subject to the supervision of our board of directors, the advisor will have the responsibility to, among other things:

•	consult with our board of directors in formulating its financial, investment, valuation and other policies, consistent with achieving its investment objectives;
•	serve as our investment and financial advisor and provide research and economic and statistical data in connection with its assets and investment policies;
•	recommend to our board of directors the proper allocation of our investments between properties, real estate-related assets and cash, cash equivalents and other short-term investments;
•	calculate our net asset value (“NAV”) at the close of business on each business day in accordance with our valuation guidelines;
•	supervise our independent valuation advisor and, if and when necessary, recommend the replacement of the independent valuation advisor to our board of directors;
•	assist our dealer manager administratively with the distribution of our shares;
•	select joint venture and strategic partners and structure corresponding agreements;
•
within the authority granted to our advisor by the board of directors, identify, analyze and complete acquisitions and dispositions of investments, and outside of the authority granted by board of directors, identify, analyze and recommend acquisitions and dispositions of investments to the board and complete such transactions on our behalf in accordance with the direction of the board;

•	structure the terms of our investments and arrange for financing or refinancing in connection with investments; and
•	monitor and manage our investments and provide periodic reports to our board of directors on their performance.

Advisory Fee
Pursuant to the Advisory Agreement, we pay LaSalle an advisory fee comprised of two separate components:

(1)	a fixed component in an amount equal to 1/365th of 1.25% of our NAV for each class of our common stock (Class A, Class E and Class M) for each day, payable monthly in arrears; and

(2)	a performance component calculated based on the total return of each class of our common stock (Class A, Class E and Class M) in any calendar year, payable annually in arrears.
The fixed component of the advisory fee will accrue on a daily basis, and the performance component of the advisory fee will accrue on a daily basis to the extent that it is earned. The performance component will be calculated such that for any calendar year in which the total return per share for a particular class exceeds 7% per annum (the “7% Return”), our advisor will receive 10% of the excess total return above the 7% Return allocable to that class. The total return to stockholders is defined for each class of common stock as the change in NAV per share for such class plus distributions per share for such class. The NAV per share for a class calculated on the last trading day of a calendar year shall be the amount against which changes in NAV per share are measured during the subsequent calendar year. However, in the event the our NAV per share for any class of common stock decreases below $10.00, the performance component will not be earned on any increase in NAV up to $10.00 per share with respect to that class. We will reimburse our Advisor for all expenses paid or incurred by our Advisor in connection with the services provided to us, subject to the limitations described below under the heading “2%/25% Guidelines.”
Our advisor has agreed to fund our offering and organization expenses incurred through October 1, 2012, the date we commenced our public offering.  We are reimbursing our advisor for these expenses ratably on a monthly basis over 36 months beginning on October 1, 2012. On October 1, 2012, we commenced paying directly, or reimbursing our advisor if it pays on our behalf, for any organization and offering expenses incurred on our behalf during the offering period (other than selling commissions, the dealer manager fee and distribution fees) as and when incurred.

Term and Termination Rights under the Advisory Agreement
Our advisory agreement has a one-year term expiring September 27, 2013, subject to an unlimited number of successive one-year renewals upon mutual consent of the parties. The Advisory Agreement may be terminated (1) immediately by us for “cause,” upon the bankruptcy of our advisor or upon a material breach of the agreement by our advisor, (2) upon 60 days’ written notice by us without cause or penalty upon the vote of a majority of our independent directors, or (3) upon 60 days’ written notice by our advisor. If we terminate the advisory agreement, we will pay our advisor all unpaid advances for operating expenses pursuant to the reimbursement schedule described above and all earned but unpaid fees.

2%/25% Guidelines

As described above, our advisor is entitled to reimbursement of certain expenses. However, we will not reimburse our advisor at the end of any fiscal quarter for “total operating expenses” that for the four consecutive fiscal quarters then ended, or the “expense year,” exceeded the greater of (1) 2% of our average invested assets or (2) 25% of our net income (the “2%/25% Guidelines”). Our advisor must reimburse us quarterly for any amounts by which our total operating expenses exceed the 2%/25% Guidelines in the expense year, unless our independent directors have determined that such excess expenses were justified based on unusual and non-recurring factors. Our advisor must reimburse us for the amount by which our operating expenses for the proceeding four fiscal quarters then ended exceed the 2%/25% Guidelines.

For purposes of these limits, (1) “total operating expenses” are our aggregate expenses of every character paid or incurred as determined under GAAP, including the advisory fee, but excluding: (a) the expenses of raising capital such as organization and offering expenses, legal, audit, accounting, underwriting, brokerage, listing, registration and other fees, printing and other such expenses, and tax incurred in connection with the issuance, distribution, transfer and registration of our shares; (b) interest payments; (c) taxes; (d) non-cash expenditures such as depreciation, amortization and bad debt reserves; (e) reasonable incentive fees based on the gain in the sale of our assets; and (f) acquisition fees, acquisition expenses, brokerage fees on resale of properties and other expenses connected with the acquisition, disposition, management and ownership of real estate interests, mortgage loans or other property (including the costs of foreclosure, insurance premiums, legal services, maintenance, repair and improvement of property); (2) “average invested assets” is the average of the aggregate book value of our assets (other than intangibles) invested, directly or indirectly, in real estate and other real estate related assets, before deducting depreciation, bad debts or other non-cash reserves, computed by taking the average of such values at the end of each month during the period; and (3) “net income” is our total revenues less our total expenses excluding reserves for depreciation, bad debts and other similar non-cash reserves. For the year ended December 31, 2012, our total operating expenses were 0.55% of our average invested assets and 49.27% of our net income.
Prior Management and Advisory Agreements
Prior to October 1, 2012, our operations were managed pursuant to a Management Agreement between us and LaSalle (the “Prior Management Agreement”) and an Advisory Agreement between us and LaSalle (the “Prior Advisory Agreement”). The Prior Management Agreement was originally between us and Bank of America Capital Advisors LLC (the “Former Manager”), a registered investment adviser with the SEC, that had responsibility for our management and administration pursuant to the Prior Management Agreement. On November 14, 2011, the Former Manager assigned its right, duties and obligations as our manager under the Prior Management Agreement to LaSalle, and the Former Manager no longer has responsibilities for the management of our company.
Prior to October 1, 2012 and pursuant to the Prior Management Agreement and Prior Advisory Agreement, we paid each of the Former Manager and our advisor an annual fixed fee equal to 0.75% of NAV, calculated quarterly. Effective January 1, 2010, the Former Manager's fixed fee was reduced from 0.75% of NAV to 0.10% of NAV. Beginning on November 14, 2011, when the Former Manager assigned the Prior Management Agreement to our advisor, we began paying the Former Manager's fixed fee to our advisor. As a result, we began paying our advisor total aggregate compensation of 0.85% of NAV for management and advisory services provided to us. Additionally, under the terms of the Prior Management Agreement and Prior Advisory Agreement, we paid the Former Manager and our advisor an aggregate annual variable fee equal to 7.50% of the Variable Fee Base Amount, as defined in the Prior Advisory Agreement, calculated quarterly. The Former Manager was allocated an increasing proportion of the variable fee to the extent our NAV increased, up to a maximum of 1.87% of the 7.50% fee paid. Effective January 1, 2010, the Former Manager waived its participation in the variable fee and our advisor waived its participation in the variable fee per the terms of the Prior Management Agreement.

Fees and Reimbursements Paid to Our Advisor
The following table sets forth the fees paid, and the amount of expenses reimbursed, to our advisor for the year ended December 31, 2012.

Year ended December 31, 2012
Fixed advisory fee	$2,406,000
Performance advisory fee	—
Variable advisory fee	333,000
Reimbursement of organization and offering expenses(1)	160,000
Reimbursement of operating expenses	—
Reimbursement of out-of-pocket acquisition expenses	—

(1)	As of December 31, 2012, we owed LaSalle $2,719,000 for organization and offering costs incurred prior to October 1, 2012.
Selling Commissions and Fees Paid to Our Dealer Manager

LaSalle Investment Management Distributors, LLC, an affiliate of our advisor (the “Dealer Manager”), is the dealer manager for our continuous public offering. The Dealer Manager coordinates our distribution effort and manages our relationships with participating broker-dealers and provides assistance in connection with compliance matters relating to marketing the offering. The selling commissions and other fees that we pay to the Dealer Manager are set forth below.

•
A selling commission of up to 3.5% of the NAV per Class A share on the date of purchase. We do not pay selling commissions with respect to purchases of Class M shares or shares of either class sold pursuant to our distribution reinvestment plan. All or a portion of the selling commission may be reallowed to participating broker-dealers.

•
A dealer manager fee that accrues daily in an amount equal to up to 1/365th of 0.55% of our NAV for each of our outstanding Class A and Class M shares for such day on a continuous basis from year to year. The dealer manager fee is payable in arrears on a quarterly basis. A portion of the dealer manager fee may be reallowed to participating broker-dealers.

•
A distribution fee with respect to our outstanding Class A shares only that accrues daily in an amount equal to 1/365th of 0.50% of the amount of our NAV for the outstanding Class A shares for such day on a continuous basis from year to year. The distribution fee is payable in arrears on a quarterly basis. We will not pay a distribution fee with respect to Class M shares or Class E shares. A portion of the distribution fee may be reallowed to participating broker-dealers.

The following table sets forth the selling commissions, dealer manager fees and distribution fees paid to the Dealer Manager for the year ended December 31, 2012.

Year ended December 31, 2012
Selling commissions	$125,000
Dealer manager fee	21,000
Distribution fee	19,000

From October 1, 2012, the date we commenced our offering, through December 31, 2012, the ratio of the cost of raising capital to capital raised was 2.3%.

Property Management, Leasing and Loan Placement Fees

For certain real estate investments, we have engaged Jones Lang LaSalle Americas, Inc. (“JLL Americas”), an affiliate of LaSalle, to provide property management services. The decision on which property manager we hire is based upon the property type, the property manager’s expertise and fee and its ability to provide a cost-effective internal control environment that will meet the requirements of Sarbanes-Oxley. As of December 31, 2012, JLL Americas provided property management services for five of our properties. The remaining 28 properties were managed by property managers not affiliated with LaSalle. We have also engaged and paid fees to JLL Americas to perform loan placement services for us in the past, and we may use JLL Americas in the future to perform similar loan placement services. JLL Americas has also been retained to perform leasing services for two properties on a contingent fee basis.
The following table sets forth the fees paid to JLL Americas for the year ended December 31, 2012.

Year ended December 31, 2012
Property management fees	$201,000
Loan placement services	—
Leasing services	433,000
We have entered into an agreement with JLL Americas for mortgage brokerage services for securing an approximate $15,000 mortgage loan on 4001 North Norfleet Road. JLL Americas will be paid a fee for successfully placing a mortgage loan with a lender under terms agreeable to our Advisor. The placement fee will be approximately 0.50% of the mortgage loan balance.
Amazon Corporate, LLC hired JLL Americas to represent it as a leasing broker during lease negotiations with us and earned a co-broker fee of $1,637,000 for the services provided.
Conflicts of Interest with LaSalle and its Affiliates
Conflicts of interest may arise between LaSalle, as our advisor, and us with respect to our management. It is anticipated that the officers and employees of LaSalle will devote as much time to us as necessary to effectively manage our operations. LaSalle and its affiliates engage in a broad spectrum of activities including financial advisory activities, and have extensive investment activities that are independent from, and may from time to time conflict with, our investment activities. In the future, there might arise instances where the interests of LaSalle conflict with our interests and/or the interests of our stockholders. Subject to specified exceptions, our advisor may engage in transactions with, provide services to, invest in, advise, sponsor and/or act as investment manager to portfolio companies, investment vehicles and other persons or entities (including our prospective investors) that may have similar structures and investment objectives and policies to ours and that may compete with us for investment opportunities. LaSalle, its affiliates and their respective clients may invest in investments that would be appropriate for us and may compete with us for such investment opportunities and may invest in investments that are senior or junior to, or have rights and interests different from or adverse to, our investment opportunities. LaSalle’s interests in such investments may conflict with our interests in related investments at the time of origination or in the event of default or work out of the investment.
In order to reduce or eliminate certain potential conflicts of interest, our charter and our advisory agreement contain restrictions and conflict resolution procedures relating to transactions we enter into with our advisor, our directors or their respective affiliates.  Each of the restrictions and procedures that apply to transactions with our advisor and its affiliates will also apply to any transaction with any entity or real estate program controlled by our advisor and its affiliates. As a general rule, any related party transaction must be approved by a majority of the directors (including a majority of independent directors) not otherwise interested in the transaction.  In determining whether to approve or authorize a particular related party transaction, these persons will consider whether the transaction between us and the related party is fair and reasonable to us and has terms and conditions no less favorable to us than those available from unaffiliated third parties.

LaSalle will allocate investment opportunities suitable for us or for other persons, including LaSalle or an affiliate of LaSalle or an account managed or advised by LaSalle or an affiliate of LaSalle, in accordance with an equitable and reasonable allocation procedure consistent with LaSalle’s fiduciary duty to us and with due regard to our investment objectives and the characteristics of the specific investment. LaSalle’s allocation procedure provides that investments identified by it that are appropriate for more than one client of LaSalle are allocated on a rotational basis such that the client that has had the greatest amount of time pass since its last closed investment receives priority in the rotation over the other eligible client(s).
We have also adopted a Code of Ethics that applies to our officers and directors, each of which we refer to as “covered person”.  The Code of Ethics sets forth certain conflicts of interest policies that limit and govern certain matters among us, the covered persons, our Advisor and their respective affiliates.

To date, we have not had any related party transactions other than as described above which implicate the provisions of Item 404(a) of Regulation S-K.

Co-Investment
As of March 27, 2013, Jones Lang LaSalle and its affiliates own an aggregate of 5,720,543 Class E shares for which they have contributed to us an aggregate of $60.2 million. These shares will convert to Class M shares on October 1, 2013. In consideration for the issuance of these shares, $10 million was contributed in connection with our initial capitalization, which will be maintained until the earlier of the termination of LaSalle as our advisor or December 23, 2014, $200,000 was contributed in November 2011, which will be maintained as long as Jones Lang LaSalle is our sponsor, and $50 million was contributed on August 8, 2012, which will not be eligible for repurchase pursuant to our share repurchase plan until the fifth anniversary of the purchase date and will be subject to certain limitations as to the amount eligible for repurchase until the seventh anniversary of the purchase date, provided that we will be obligated to repurchase the shares immediately upon request of the holder if an affiliate of our sponsor no longer serves as our advisor. Each of the foregoing purchases were made at a price equal to the most recently reported NAV per share as of the purchase date. The holders of these shares did not receive distributions on shares held by them, other than distributions paid to all stockholders generally.

Joint Venture Interest
In 2007 and 2008, we acquired 78% interests in six student oriented apartment communities. The gross purchase price for the six apartment communities was approximately $223.2 million, of which our share was approximately $174.1 million. Five of the apartment communities were acquired using proceeds from five cross-collateralized loans totaling $116.3 million, fixed-rate for seven years at 5.57%, interest only for the first two years. The sixth property was acquired with an in-place mortgage loan of $33.5 million, fixed rate at 5.95%, maturing in nine years, interest only due for the first five years. The 22% interest owner for each of these six student housing apartment communities is an investment fund advised by LaSalle and in which the parent company of LaSalle owns a minority interest. The joint venture agreements were executed with customary business terms that provide for the sharing of net income or loss and cash flow based on each owner’s ownership percentage.

PROPOSAL NO. 2:
AMENDMENT TO CHARTER
Background
At the 2012 annual meeting of stockholders held on July 11, 2012, our stockholders approved the Second Articles of Amendment and Restatement (our “charter”), which became effective when filed with the Maryland State Department of Assessments and Taxation (“SDAT”) on September 27, 2012.
Our board of directors has declared the amendment to our charter, as described below (the “Charter Amendment”), advisable and has directed that the Charter Amendment be submitted for consideration at the Annual Meeting. A form of the Charter Amendment is included as Annex A to this proxy statement. The summary below of the Charter Amendment is qualified in its entirety by reference to Annex A.
In connection with our continuous public offering of up to $3 billion in any combination of Class A and Class M shares of our common stock, we have received requests from certain state securities administrators to amend our charter. The Charter Amendment is designed to satisfy the requests of these administrators in order to facilitate the registration process under the “blue sky” laws applicable to public offerings by non-listed REITs. The Charter Amendment deletes two phrases from our charter that would have caused the limitations in Sections 9.2 and 9.3 of our charter, which limit our ability to make certain types of investments, to become inoperative upon the listing of our shares of common stock on a national securities exchange. As a result, if the Charter Amendment is approved, these provisions will remain in place following a listing, unless otherwise removed by a future amendment to our charter.
Implementation of Charter Amendment
If this proposal is approved by stockholders at the Annual Meeting, the Charter Amendment will become effective upon the filing of the Charter Amendment with, and acceptance for record of the Charter Amendment by, the SDAT. We intend to cause the Charter Amendment to become effective as soon as practicable following the Annual Meeting.
Appraisal Rights
Under Maryland law and our charter, you will not be entitled to rights of appraisal with respect to the proposed Charter Amendment. Accordingly, to the extent that you object to the Charter Amendment, you will not have the right to have a court judicially determine (and you will not receive) the fair value for your shares of common stock under the provisions of Maryland law governing appraisal rights.

Our board of directors unanimously recommends you vote “FOR”
the amendment to our charter.

PROPOSAL NO. 3:
RATIFICATION OF APPOINTMENT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM
The Audit Committee has appointed the firm of KPMG LLP (“KPMG”), as our independent registered public accounting firm for the year ended December 31, 2013.
Although it is not required to do so, the board of directors is submitting the Audit Committee’s appointment of our independent registered public accounting firm for ratification by the stockholders at the Annual Meeting in order to ascertain the view of the stockholders regarding such appointment as a matter of good corporate governance practice. The affirmative vote of the holders of a majority of votes cast on the proposal at the Annual Meeting will be required to approve this proposal. If the stockholders should not ratify the appointment of our independent registered public accounting firm, the Audit Committee will reconsider the appointment. Representatives of KPMG are expected to be present at the Annual Meeting and will be available to respond to appropriate questions. The Audit Committee retains the right to appoint a substitute independent registered public accounting firm at any time during 2013 for any reason whatsoever.
Our board of directors unanimously recommends you vote “FOR”
ratification of the appointment of KPMG.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
On March 15, 2012, the Audit Committee accepted the resignation of PricewaterhouseCoopers LLP (“PwC”) as the Company’s independent registered public accounting firm as a result of independence issues resulting from the assignment of the Prior Management Agreement by the Former Manager to LaSalle. PwC’s report on our financial statements for the year ended December 31, 2011 did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the fiscal year ended December 31, 2011 and the subsequent interim period through March 15, 2012, we did not have any disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) with PwC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused it to make reference to the subject matter of the disagreements in connection with its report. During this period, there have been no reportable events as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

Effective as of March 15, 2012, our Audit Committee selected KPMG to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2012.

Representatives of KPMG are expected to be present at the Annual Meeting and will be available to respond to appropriate questions. Representatives of PwC are not expected to be present at the Annual Meeting.
Fees Paid to Independent Registered Public Accounting Firm
The following tables set forth the aggregate fees billed or to be billed to us for services performed for the fiscal years ended December 31, 2012 by KPMG and PwC and 2011 by PwC.

	Fiscal Year Ended December 31
	2012		2011
	KPMG	PwC	PwC
Audit fees	$428,000	$25,000	$518,205
Audit-related fees	18,000	50,432	37,874
Tax fees	—	—	—
All other fees	—	—	—
Total	$446,000	$75,432	$556,079
Audit fees. The audit fees listed above relate to professional services rendered for their audit of our annual financial statements contained in our annual report, audits of certain of our consolidated and unconsolidated affiliates, reviews of the financial statements included in our Quarterly Reports on Form 10-Q.
Audit-related fees. The audit-related fees listed above relate to professional services rendered for assurance and related services that are reasonably related to the performance of the audit of our financial statements (other than the audit fees described above). For the years ended December 31, 2011 and 2012, audit-related fees consisted of fees relating to consents required for the filing of documents with the SEC.
Audit Committee Pre-Approval Policies and Procedures
Except as set forth in our Audit Committee’s pre-approval policy described below, our Audit Committee must pre-approve all audit services and permissible non-audit services to be provided to us by the independent auditor. Our Audit Committee must also assess the independence implications for any service whereby LaSalle, and any entity controlling, controlled by, or under common control with LaSalle that provides ongoing services to us (a “Service Affiliate”), employ the independent auditor to render non-audit services, if such engagement would relate directly to our operations and financial reporting. As a part of its review, our Audit Committee will consider whether the provision of such services impacts the auditors’ independence.
Our Audit Committee may delegate to one or more of its members (each, a “Delegate”) authority to pre-approve the independent auditor’s provision of audit services or permissible non-audit services to us, or the assessment of the provision of non-audit services to LaSalle or a Service Affiliate. Any pre-approval determination made by a Delegate shall be presented to the full Audit Committee at its next meeting. Our Audit Committee will communicate any pre-approval made by it or a Delegate to LaSalle or a Service Affiliate, who will ensure that the appropriate disclosure is made in our periodic reports and other documents as required under the federal securities laws.
In addition, our board of directors has adopted the following pre-approval policy with respect to non-audit services. Pre-approval by our Audit Committee of non-audit services is not required so long as:

1.
(A) with respect to us, the amount of such permissible non-audit service provided to us constitutes no more than 5% of the total amount of revenues paid to the independent auditor by us during the fiscal year in which the services are provided; and (B) with respect to LaSalle or a Service Affiliate, the amount of any such non-audit service provided constitutes no more than 5% of the total amount of revenues paid to the independent auditor by us, LaSalle and any Service Affiliate during the fiscal year in which the services are provided; and

2.
such services under (1) above were not recognized by us at the time of the engagement to be non-audit services and such services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee or its Delegate(s) prior to the completion of the audit.

Since January 1, 2011, all audit and non-audit services performed by PwC or KPMG for us, LaSalle and any Service Affiliates that required the pre-approval of our Audit Committee were pre-approved by the Audit Committee.

DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS
The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies. A single proxy statement may be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that it will be “householding” communications to your address, “householding” will continue until you are notified otherwise or you submit contrary instructions. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement and annual report, you may: (1) notify your financial advisor; (2) direct your written request to Jones Lang LaSalle Income Property Trust, Inc. Stockholder Services, P.O. Box 219165, Kansas City, Missouri, 64121-9165; or (3) call Stockholder Services at 855-652-0277. Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request “householding” of their communications should contact their broker. In addition, we will promptly deliver, upon written or oral request to the address or telephone number above, a separate copy of the annual report and proxy statement to a stockholder at a shared address to which a single copy of the documents was delivered.
STOCKHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS
Stockholders may communicate with the board of directors or any of its directors. Stockholders who wish to communicate with the board of directors may do so by sending written communications addressed to our Secretary, c/o Jones Lang LaSalle Income Property Trust, Inc., 200 East Randolph Drive, Chicago, Illinois 60601, except in situations where such communications relate to accounting matters, in which case, stockholders should send such communications to the Chairman, Jones Lang LaSalle Income Property Trust, Inc. Audit Committee at the address above. All communications will be compiled by our Secretary, who will determine whether they should be presented to our board of directors. The purpose of this screening is to avoid having our board of directors consider irrelevant or inappropriate communications (such as advertisements and solicitations). Our Secretary will submit all appropriate communications to our board of directors, the Audit Committee or the relevant individual director(s), as appropriate. All communications directed to the Audit Committee that relate to questionable accounting or auditing matters involving our company will be promptly and directly forwarded to the Audit Committee.
OTHER MATTERS
Our management does not know of any other matters to come before the Annual Meeting. If, however, any other matters do come before the Annual Meeting, it is the intention of the persons designated as proxies to vote in accordance with their discretion on such matters.
By Order of the Board of Directors
/s/ GORDON G. REPP
Gordon G. Repp
Secretary
March 28, 2013

A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2012 is available without charge upon written request to Client Service at DST Services, Inc., P.O. Box 219165, Kansas City, Missouri, 64121-9165.
Important Notice Regarding the Availability of Proxy Materials for the
Stockholder Meeting to Be Held on May 7, 2013

A copy of our Annual Report for the fiscal year ended December 31, 2012, the Notice of Annual Meeting of Stockholders, this proxy statement and a form of proxy are available on the internet at www.eproxyvote.com/JLL.

Annex A
FIRST ARTICLES OF AMENDMENT TO
THE SECOND ARTICLES OF AMENDMENT AND RESTATEMENT OF
JONES LANG LASALLE INCOME PROPERTY TRUST, INC.

Jones Lang LaSalle Income Property Trust, Inc., a Maryland corporation (the “Corporation”), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

FIRST: The Second Articles of Amendment and Restatement of the Corporation (the “Articles”) are hereby amended by deleting the first paragraph of existing Section 9.2 of the Articles in its entirety and substituting in lieu thereof a new first paragraph of such section to read as follows:

“Section 9.2 Certain Permitted Investments. The following provisions shall apply:”

SECOND: The Articles are hereby amended by deleting the first paragraph of existing Section 9.3 of the Articles in its entirety and substituting in lieu thereof a new first paragraph of such section to read as follows:

“Section 9.3 Investment Limitations. In addition to other investment restrictions imposed by the Board from time to time consistent with the Corporation’s objective of maintaining its status as a REIT, the following investment limitations shall apply to the Corporation:”

THIRD: The amendments to the Articles as set forth above have been duly approved by at least a majority of the Board of Directors and approved by the stockholders as required by law.

FOURTH: The undersigned acknowledges these First Articles of Amendment to the Articles to be the corporate act of the Corporation and as to all matters or facts required to be verified under oath, the undersigned acknowledges that to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.

FOURTH: Except as amended hereby, the rest and remainder of the Articles shall be and remain in full force and effect.

IN WITNESS WHEREOF, the Corporation has caused these First Articles of Amendment to the Second Articles of Amendment and Restatement to be executed in its name and on its behalf by its Chief Executive Officer and President and attested to by its Secretary on this ___ day of __________, 2013.

ATTEST:		JONES LANG LASALLE INCOME PROPERTY TRUST, INC.
By:		By:
	Gordon G. Repp		C. Allan Swaringen
	Secretary		Chief Executive Officer and President

A-1

Jones Lang LaSalle
Income Property Trust

PO Box 55046
Boston MA 02205-5046

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Please go to the electronic voting site at **www.eproxyvote.com/JLL**. Follow the on-line instructions. If you vote by internet, you do not have to return your proxy card.

Vote by Telephone

Please call us toll free at 1-866-977-7699, and follow the instructions provided. If you vote by telephone, you do not have to return your proxy card.

Vote by Mail

Mark, sign and date your proxy card and return it promptly in the enclosed envelope.

Remember to **sign** and **date** the proxy card below. Please ensure the address to the right shows through the window of the enclosed postage-paid return envelope.

Proxy Tabulator
PO Box 55046
Boston MA 02205-9836

JONES LANG LASALLE INCOME PROPERTY TRUST, INC.

Please mark your choice like this X in blue or black ink.

The Board of Directors recommends a vote "FOR" the seven nominees for director listed below and a vote "FOR" each proposal.

   Nominees:

   (01) Lynn C. Thurber (02) Virginia G. Breen
   (03) Jonathan B. Bulkeley (04) Jacques N. Gordon
   (05) Thomas F. McDevitt (06) Peter H. Schaff
   (07) William E. Sullivan

FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT*
☐	☐	☐

*To withhold authority to vote for any nominee(s), mark the box "FOR ALL EXCEPT" and write the number(s) of the nominee(s) below:

	FOR	AGAINST	ABSTAIN
2. Proposal to amend our charter to comply with requests from certain state securities administrators.	☐	☐	☐
3. Proposal to ratify KPMG LLP as Jones Lang LaSalle Income Property Trust's independent registered public accounting firm for the year ending December 31, 2013.	☐	☐	☐

PLEASE MARK, SIGN AND DATE, AND RETURN THIS PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE. THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED BELOW.

Please print and sign exactly as your name(s) appear(s) on this card to authorize the voting of your shares. When signing as attorney or executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person. For joint accounts, each joint owner must sign.

Signature (PLEASE SIGN WITHIN BOX)	Date	Signature (Joint Owner)	Date

JLL 13

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice of Annual Meeting of Stockholders, Proxy Statement, Form of Proxy and
our 2012 Annual Report are available at www.eproxyvote.com/JLL.

PROXY
JONES LANG LASALLE INCOME PROPERTY TRUST, INC.
PROXY SOLICITED BY THE BOARD OF DIRECTORS
FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 7, 2013

The undersigned hereby appoints C. Allan Swaringen and Gordon G. Repp, each as a proxy of the undersigned, with full power of substitution, to vote all of the shares of common stock (the "Shares") of JONES LANG LASALLE INCOME PROPERTY TRUST, INC. ("Income Property Trust") that the undersigned may be entitled to vote at the Annual Meeting of stockholders of Income Property Trust to be held at the offices of the Income Property Trust at 200 East Randolph Drive, Chicago, Illinois 60601 at 8:30 a.m. local time on Tuesday, May 7, 2013, and at any and all postponements, continuations and adjournments thereof, with all powers that the undersigned would possess if personally present, upon and in respect of the matters indicated on the reverse side, in accordance with the following instructions, with discretionary authority as to any and all other matters that may properly come before the meeting.

If you sign the proxy without otherwise indicating a vote on the proposals, this proxy will be voted "FOR" each of the nominees and proposals listed on the reverse side. As to any other matter that may properly come before the meeting and all postponements, continuances and adjournments thereof, the Shares will be voted by the proxies in accordance with their judgment. If specific instructions are indicated, this proxy will be voted in accordance therewith. Income Property Trust's board of directors recommends that stockholders vote "FOR" (1) each of the nominees for director listed on the reverse side, (2) amending the charter to comply with requests from certain state securities administrators, and (3) the ratification of the appointment of KPMG LLP as Income Property Trust’s independent registered public accounting firm for the year ending December 31, 2013.
Unless voting by telephone or internet, please complete, sign, date and return the proxy card promptly using the enclosed envelope.